UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 29, 2007

                                -----------------

                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



       North Carolina                 1-13408                    56-1362926
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

    Registrant's Telephone Number, Including Area Code     (214) 378-8992

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  Results of Operations and Financial Condition

         On March 29, 2007, Digital Recorders, Inc. ("DRI") announced in a press release that its net sales increased by 21.6 percent for fourth quarter 2006 and by 13.2 percent for fiscal year 2006, as compared to the same periods in 2005.

         The Company also announced that it had filed with the Securities and Exchange Commission ("SEC") its Annual Report on Form 10-K for the period ended December 31, 2006.

         The Company also announced its outlook for first quarter 2007 and fiscal year 2007.

         The Company also announced that senior management will discuss fourth quarter and fiscal year 2006 financial results, as well as the first quarter 2007 outlook, during an investors' conference call on April 5, 2007, at 11 a.m. (Eastern). To participate in the live call, dial one of the following telephone numbers at least five minutes prior to the start time: Domestic, (888) 868-9080; or International, (973) 935-8511. Telephone replay will be available through May 15, 2007, via the following telephone numbers: Domestic, (877) 519-4471 (Code No. 8628970); or International, (973) 341-3080 (Code No. 8628970). To
participate via webcast, go to
http://www.viavid.net/detailpage.aspx?sid=00003D45. The webcast will be archived until May 15, 2007.

         The Company also announced that, on or about May 15, 2007, it expects to: (1) file with the SEC a Form 10-Q for first quarter 2007; and (2) distribute additional comments, including income statement and balance sheet data, in a separate news release.

         The Company also announced that the DRI Annual Meeting of Shareholders will take place June 13, 2007, at the Hilton Raleigh-Durham Airport at Research Triangle Park, located at 4810 Old Page Road in Research Triangle Park, N.C. Registration and continental breakfast will begin at 9:30 a.m. (Eastern) and the business meeting will begin at 10 a.m. (Eastern). Shareholders of record at the close of business on April 25, 2007, are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

         A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 7.01.  Regulation FD Disclosure

         The Company incorporates by reference the information included in Item
2.02 and Item 9.01 of this Form 8-K. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.

ITEM 9.01.  Financial Statements and Exhibits

(a) Exhibits.
    99.1     Press release dated March 29, 2007.

Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DIGITAL RECORDERS, INC.

Date: March 29, 2007          By:    /s/ STEPHEN P. SLAY
                                     ------------------------------------
                                     Stephen P. Slay
                                     Vice President, Chief Financial Officer,
                                     Treasurer, and Secretary

INDEX TO EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

  99.1   Press release dated March 29, 2007.